EXHIBITS

                                       TO

                            POST-EFFECTIVE AMENDMENT
                                     NO. 14

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                                      FOR

                               STRATUS FUND, INC.
                            1933 Reg. No. - 33-37928
                            1940 Reg No. - 811-6255



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                                   EXHIBIT 16

               SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

                            GROWTH PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Growth Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

       Total Return for the Six Months Ending December 31, 1996 anualized:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,230 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,230
                                  T = .230 or 23.0% annualized


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                        GOVERNMENT SECURITIES PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Government Securities Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

       Total Return for the Six Months Ending December 31, 1996 anualized:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,068 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,068
                                  T = .068 or 6.8% annualized

        The yield quotation for the Government Securities Portfolio described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ending December 31, 1996.

                              YIELD = 2[( a = 1)6 - 1]
                                          cd

        a      =      dividends   and  interest   earned   during   period  net
                      for  accrued  expenses (net of reimbursements) or $109,613

        c      =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends or 2,533,221.299

        d      =      the  maximum  offering  price per share on the last day of the period or $10.02

        The yield for the thirty (30) day period was 5.24%.



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                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Intermediate Government Bond Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Six Months Ending December 31, 1996 anualized:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,064 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,064
                                  T = .064 or 6.4% annualized


        The yield quotation for the Intermediate Government Bond Portfolio described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ending December 31, 1996.

                              YIELD = 2[( a = 1)6 - 1]
                                          cd

        a      =      dividends   and  interest   earned   during   period  net
                      for  accrued  expenses (net of reimbursements) or $26,612

        c      =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends or 581,725.138

        d      =      the  maximum   offering price per share on the last day of
                      the period or $10.86

        The yield for the thirty (30) day period was 5.11%.


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                         CAPITAL APPRECIATION PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Capital Appreciation Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Six Months Ending December 31, 1996 anualized:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,138 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,138
                                  T = .138 or 13.8% annualized

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                             INTERNATIONAL PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Internation Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Six Months Ending December 31, 1996 anualized:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,066 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,066
                                  T = .066 or 6.6% annualized